UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 29, 2010
Quiksilver, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14229	33-0199426
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

15202 Graham Street, Huntington Beach, CA	92649
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 889-2200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On November 29, 2010, Quiksilver, Inc., as a guarantor, Quiksilver Americas, Inc., as lead borrower, and certain other U.S. and Canadian subsidiaries of Quiksilver, Inc., as borrowers (collectively, the “Borrower”) or guarantors, entered into the Second Amendment to Credit Agreement (the “Second Amendment”) by and among the Borrower, the guarantors party thereto, Bank of America, N.A. (“Bank of America”), as administrative agent and co-collateral agent, General Electric Capital Corporation (“GECC”), as co-collateral agent, and the lenders party thereto. The Second Amendment amends the credit agreement, dated as of July 31, 2009 (as previously amended by the First Amendment to Credit Agreement, dated as of August 27, 2010, the “Revolving Facility”), by and among Quiksilver Inc., as a guarantor, the Borrower, Bank of America, as administrative agent and co-collateral agent, GECC, as co-collateral agent, and the guarantors and lenders party thereto.
     The Second Amendment, the form of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference, amends certain provisions of the Revolving Facility to, among other things, permit guarantees by Quiksilver, Inc. and certain of its subsidiaries of the obligations in respect of the Senior Notes due 2017 proposed to be issued by Boardriders S.A., a wholly-owned European subsidiary of Quiksilver, Inc. (“Boardriders”).
     The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the Second Amendment, the form of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
     On November 29, 2010, Quiksilver, Inc., as a guarantor, Quiksilver Americas, Inc., as borrower, and certain other U.S. subsidiaries of Quiksilver, Inc., as guarantors, entered into the First Amendment to Term Loan Agreement (the “First Amendment”) by and among Quiksilver Americas, Inc., the guarantors party thereto, Bank of America, as administrative agent and co-collateral agent, and the lenders party thereto. The First Amendment amends the term loan agreement, dated as of October 27, 2010 (the “Term Loan Facility”), by and among Quiksilver, Inc., as a guarantor, Quiksilver Americas, Inc., as borrower, Bank of America, as administrative agent and co-collateral agent, and lenders party thereto.
     The First Amendment, the form of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference, amends certain provisions of the Term Loan Facility to, among other things, permit guarantees by Quiksilver, Inc. and certain of its subsidiaries of the obligations in respect of the Senior Notes due 2017 proposed to be issued by Boardriders.
     The foregoing description of the First Amendment is not complete and is qualified in its entirety by reference to the First Amendment, the form of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.
Item 2.02. Results of Operations and Financial Conditions.
     This Current Report furnishes the press release issued by Quiksilver, Inc. on November 29, 2010 to announce its preliminary estimated results for the fourth quarter of fiscal 2010 and the full fiscal year ended October 31, 2010, and its preliminary outlook for fiscal 2011. The press release is attached as Exhibit 99.1.
     The information in this Item 2.02 and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
     Quiksilver, Inc. also issued a press release on November 29, 2010 to announce the proposed private offering of up to €200 million aggregate principal amount of Senior Notes due 2017 of Boardriders. The press release is attached as Exhibit 99.2 and is herein incorporated by reference.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit No.	Exhibit Title or Description
10.1	Form of Second Amendment to Credit Agreement

10.2	Form of First Amendment to Term Loan Agreement

99.1	Press Release dated November 29, 2010, issued by Quiksilver, Inc., regarding preliminary estimated results and preliminary outlook

99.2	Press Release dated November 29, 3010, issued by Quiksilver, Inc., regarding the proposed private offering of Senior Notes due 2017 of Boardriders S.A.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2010	Quicksilver, Inc. (Registrant)
	By:	/s/ Joseph Scirocco
Joseph Scirocco
Chief Financial Officer and Chief Operating Officer

Index to Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Form of Second Amendment to Credit Agreement

10.2	Form of First Amendment to Term Loan Agreement

99.1	Press Release dated November 29, 2010, issued by Quiksilver, Inc., regarding preliminary estimated results and preliminary outlook

99.2	Press Release dated November 29, 3010, issued by Quiksilver, Inc., regarding the proposed private offering of Senior Notes due 2017 of Boardriders S.A.